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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 8, 1999

                      LET'S TALK CELLULAR & WIRELESS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            Florida                         0-23351            65-0292891
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(State or other jurisdiction of          (Commission       (I.R.S. Employer
incorporation or organization)           File Number)    Identification Number)

         800 Brickell Ave., Ste. 400
            Miami, FL 33131                                        33131
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (305) 358-8255
                                                     ---------------------------

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  (Former name, former address and fiscal year, if changed since last report.)

Item 5. Other Events.

         The Company's Loan and Security Agreement with The Chase Manhattan Bank, establishing a revolving credit facility for up to $13.5 million and a term loan of $21.5 million (the "Credit Facility") was amended effective October 22, 1999 ("Amendment No.: 5"), November 2, 1999 ("Amendment No.: 6") and December 1, 1999 ("Amendment No.: 7").

         Conformed copies of Amendment No. 5, Amendment No. 6 and Amendment No. 7 are set forth as Exhibits 99.1, 99.2 and 99.6 hereto.

Item 7.  Financial Statements, Proforma Financial Statements and Exhibits.

         (c) Exhibits

  Exhibit No.                     Description
  -----------                     -----------
     4.1 Warrant dated November 3, 1999 by Let's Talk Cellular & Wireless, Inc. in favor of Chase Manhattan Bank.



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     4.2*      Warrant dated November 3, 1999 by Let's Talk Cellular & Wireless,
               Inc. in favor of NationsBank, N.A.

     4.3* Warrant dated November 3, 1999 by Let's Talk Cellular & Wireless, Inc. in favor of IBJ Whitehall Bank & Trust Company

     4.4* Warrant dated November 3, 1999 by Let's Talk Cellular & Wireless, Inc. in favor of Merrill Lynch Business Financial Services

     4.5 Registration Rights Agreement dated November 3, 1999 between Let's Talk Cellular & Wireless, Inc. and The Chase Manhattan Bank; IBJ Whitehall Bank & Trust Company; NationsBank, N.A.; and Merrill Lynch Business Financial Services, Inc., as lenders.

     99.1 Amendment No. 5 to Loan and Security Agreement dated October 22, 1999 by and among the Company and certain of its subsidiaries, certain lenders and The Chase Manhattan Bank, as Agent.

     99.2 Amendment No. 6 to Loan and Security Agreement dated November 2, 1999 by and among the Company and certain of its subsidiaries, certain lenders and The Chase Manhattan Bank, as Agent.

     99.3 Let's Talk Cellular & Wireless, Inc. Summary of terms and Conditions New Facility dated October 28, 1999 by Let's Talk Cellular & Wireless, Inc., Telephone Warehouse, Inc., National Cellular, Incorporated, Cellular USA, Sosebee Enterprises, Inc. in favor of The Chase Manhattan Bank, IBJ Whitehall, Merrill Lynch, NationsBank as Lenders.

     99.4 Guaranty dated November 2, 199 by HIG Capital LLC in favor of the Chase Manhattan Bank, as Agent.

     99.5 Subordination Agreement dated November ___, 1999 by HIG Capital LLC in favor of The Chase Manhattan Bank, as agent.

     99.6 Amendment No. 7 to Loan and Security Agreement dated December 1, 1999 by and among the Company and certain of its subsidiaries, certain lenders and The Chase Manhattan Bank, as Agent.

* Omitted. This document is substantially identical to the warrant included as
  Exhibit 4.1 except for the Warrant Holder.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            LET'S TALK CELLULAR & WIRELESS, INC.
                                            (Registrant)


December 8, 1999                            By: /s/ David Eisenberg
                                                --------------------------------
                                                DAVID H. EISENBERG
                                                Chief Executive Officer



December 8, 1999                            By: /s/ Daniel Cammarata
                                                --------------------------------
                                                DANIEL CAMMARATA
                                                Chief Financial Officer




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                                  EXHIBIT INDEX


  Exhibit No.                            Description
  -----------                            -----------

     4.1 Warrant dated November 3, 1999 by Let's Talk Cellular & Wireless, Inc. in favor of Chase Manhattan Bank.

     4.2* Warrant dated November 3, 1999 by Let's Talk Cellular & Wireless, Inc. in favor of NationsBank, N.A.

     4.3* Warrant dated November 3, 1999 by Let's Talk Cellular & Wireless, Inc. in favor of IBJ Whitehall Bank & Trust Company

     4.4* Warrant dated November 3, 1999 by Let's Talk Cellular & Wireless, Inc. in favor of Merrill Lynch Business Financial Services

     4.5 Registration Rights Agreement dated November 3, 1999 between Let's Talk Cellular & Wireless, Inc. and The Chase Manhattan Bank; IBJ Whitehall Bank & Trust Company; NationsBank, N.A.; and Merrill Lynch Business Financial Services, Inc., as lenders.

     99.1 Amendment No. 5 to Loan and Security Agreement dated October 22, 1999 by and among the Company and certain of its subsidiaries, certain lenders and The Chase Manhattan Bank, as Agent.

     99.2 Amendment No. 6 to Loan and Security Agreement dated November 2, 1999 by and among the Company and certain of its subsidiaries, certain lenders and The Chase Manhattan Bank, as Agent.

     99.3 Let's Talk Cellular & Wireless, Inc. Summary of terms and Conditions New Facility dated October 28, 1999 by Let's Talk Cellular & Wireless, Inc., Telephone Warehouse, Inc., National Cellular, Incorporated, Cellular USA, Sosebee Enterprises, Inc. in favor of The Chase Manhattan Bank, IBJ Whitehall, Merrill Lynch, NationsBank as Lenders.

     99.4 Guaranty dated November 2, 199 by HIG Capital LLC in favor of the Chase Manhattan Bank, as Agent.

     99.5 Subordination Agreement dated November ___, 1999 by HIG Capital LLC in favor of The Chase Manhattan Bank, as agent.

     99.6 Amendment No. 7 to Loan and Security Agreement dated December 1, 1999 by and among the Company and certain of its subsidiaries, certain lenders and The Chase Manhattan Bank, as Agent.

* Omitted. This document is substantially identical to the warrant included as
  Exhibit 4.1 except for the Warrant Holder.




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